UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price Capital Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Capital Opportunity Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rallied in the first four months of 2011 but lost most of their gains by year-end as concerns about Europe’s sovereign debt crisis overshadowed signs of improvement in the U.S. economy. The S&P 500 Index rose to its highest level in almost three years on April 29, 2011, but hit a year low by early October amid growing concern that Europe’s debt crisis could undermine global growth. However, stocks rallied in the final quarter as several key indicators showed that the U.S. economy may be recovering enough to withstand the turmoil in Europe. For the year, the S&P 500 returned 2.11%, an increase driven almost entirely by dividends.

The Capital Opportunity Fund returned 1.29% in 2011, trailing the results of its benchmark, the S&P 500, but exceeding the Lipper Large-Cap Core Funds Index. (Returns for Advisor and R Class shares reflected their different fee structures.) Our objective is to outperform the S&P 500 by investing in our analysts’ highest-conviction stocks while keeping sector and industry allocations closely in line with the index. Strong stock selection in information technology contributed the most to relative results, followed by skillful stock selection in financials, the S&P 500’s worst-performing sector of the year. However, our stock selection in consumer staples, health care, and utilities detracted from relative performance, despite those sectors posting double-digit returns in the S&P 500.

MARKET ENVIRONMENT

U.S. stocks rallied in the first four months of 2011, as encouraging economic data overcame political unrest in the Middle East and North Africa, an ensuing spike in oil prices, and a devastating earthquake and tsunami in Japan. However, a string of mixed reports starting in the spring raised doubts about the strength of the U.S. recovery. Concerns also rose over slowing growth in emerging markets and the recession-like state of several developed European countries. As European policymakers struggled to contain the eurozone’s financial crisis, investors retreated from stocks in favor of more conservative assets like U.S. Treasuries, pushing already anemic yields even lower. Partisan U.S. politics also sapped investor confidence, as a divided Congress and President Barack Obama wrangled over the ballooning deficit and fiscal policy. Lawmakers engaged in a strident debate over raising the federal debt ceiling that took the U.S. to the brink of default, which resulted in Standard & Poor’s downgrading its U.S. long-term credit rating from AAA to AA+ in August.

Despite the political turmoil, a string of better-than-expected economic data in the fourth quarter showed that the recovery was picking up. The U.S. jobless rate declined to 8.5% in December, its lowest level in nearly three years, after hovering at roughly 9% for most of 2011. Data accounting for unemployed workers who have given up looking for jobs also improved. Still, high unemployment, the depressed housing market, and Europe’s long-running problems threaten to undermine the recovery.

Most S&P 500 sectors advanced for the year. Defensive sectors outpaced more cyclical areas as investors sought safety in companies that are the least sensitive to economic growth. Dividend-paying stocks performed exceptionally well as widespread risk aversion prompted investors to seek out yield. Utilities, consumer staples, and health care rose the most for the year, with double-digit gains. Conversely, financial stocks fell the most—roughly 17%—due to changing regulatory standards; mounting legal costs; and, most importantly, disappointing growth in the United States and overseas. Materials and industrials and business services also retreated.

PORTFOLIO REVIEW

Stock selection was strongest in information technology, the top contributing sector to relative returns. Our underweight position in database software leader Oracle lifted relative performance the most, particularly as its shares sank in December following earnings that missed analysts’ estimates. We were skeptical of Oracle’s ability to sustain a high rate of organic growth. Following the stock’s underperformance, we added to our position but remain underweight Oracle relative to its weight in the S&P 500. JDS Uniphase, which makes fiber optic testing equipment for telecommunication companies, was another strong contributor. Shares of JDS Uniphase reached a multi-year high in February as the company benefited from widespread network upgrades driven by soaring data growth, and the timing of our analyst’s decision to hold and sell this company was nearly perfect. Our holdings in National Semiconductor also bolstered relative results, as its shares rallied in April after Texas Instruments offered to acquire the company for a significant premium.

Financials was the worst-performing sector in 2011, but it was the second-biggest contributor to relative returns due to good stock selection. Our biggest contributor within the sector was Bank of America, which sank 58% in 2011 and was the second-worst performer in the S&P 500 Financials Index. We were underweight Bank of America this year over concerns about legal liabilities in its mortgage business and worried that risks in other divisions would hamper earnings growth and limit management’s ability to return capital to shareholders. Our underweight in Bank of New York Mellon also bolstered relative results. We eliminated our position in the summer over concerns about litigation risk, after several states and the Department of Justice filed lawsuits over how the bank charged clients in foreign exchange transactions. Our overweight allocation to credit rating agency Moody’s also proved helpful. We have a high level of conviction in Moody’s business, which we think will be sustained over the long term by growing demand for credit ratings from emerging markets companies and new issuers in Europe seeking access to global debt markets for the first time.

As noted earlier, our consumer staples positioning was disappointing, and we retraced much of our gains in the sector from recent years. Our investment guidelines allow us to deviate only slightly from the benchmark’s sector weightings, so the impact from sector allocations is typically small. Since consumer staples was one of the best-performing sectors in the S&P 500 in 2011, our modest underweight combined with adverse stock picking made consumer staples the biggest detractor from relative performance. Avon led decliners, as its shares lost about 40% of their value in 2011 amid a string of weaker-than-expected earnings and news that the SEC was probing the cosmetics company over charges of bribing foreign officials and improperly disclosing information to sell-side analysts, which resulted in Avon announcing in December that it would seek a new chief executive officer. We remain overweight in Avon and believe that a new CEO will execute on what we think remains a promising franchise. Avon has excellent growth potential in emerging markets like Brazil and China, where incomes and consumer spending are rapidly rising. Our underweight in Philip Morris International also hurt relative performance. Shares of the tobacco company rose strongly, aided by news of a hefty dividend increase in September followed by better-than-expected earnings in October. We increased our position in Philip Morris during the fall, but our underweight allocation hurt relative results as it and other dividend-paying stocks did particularly well in 2011. We did have a few positive offsets in consumer staples. For example, our overweight position in Whole Foods Market lifted relative results, as consumers continued to spend more on natural and organic foods despite the weak economy.

Our health care holdings rallied more than 10% but trailed the S&P 500’s sector return. We eliminated Eli Lilly early in 2011 over concerns about expiring patents on some of its biggest and most profitable products in the coming years. Despite this major risk, Eli Lilly shares rallied late in the year, driven by hopes that solanezumab—a long-shot Alzheimer’s drug—will progress in clinical trials in 2012. Intuitive Surgical was another significant detractor in health care. We eliminated our position in early 2011 in Intuitive Surgical, which makes a robotic-assisted system that helps doctors perform minimally invasive surgery. We had concerns about whether the company could sustain its high sales growth rate and its relatively expensive valuation. Our elimination proved to be premature, as Intuitive Surgical’s shares rose to a record high in the fall. However, we continue to believe that the company’s risk/reward profile is unattractive.

Much of our trading activity in the final quarter of 2011 revolved around some of our analysts’ highest-conviction stocks. Our largest purchase was semiconductor maker Broadcom. We were significantly overweight Broadcom at the end of December due to its attractive valuation and cutting-edge technology in the communications chip making industry and believe the stock has substantial upside potential after underperforming for much of the year. We also increased our position in Micron Technology, a memory chip maker whose stock price appeared undervalued relative to its strong upside potential. We initiated a position in railroad operator CSX, whose stock we believe was overly punished late in 2011 as industry fundamentals softened. Conversely, Constellation Energy represented one of our largest sales after it agreed to be acquired by Exelon in April. We also eliminated TE Connectivity, an electronic components maker, after it made a costly acquisition that changed our rationale for holding the company. We used some of those proceeds to initiate a position in Stericycle, a medical waste management company with highly stable revenue, strong management, and good growth prospects. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

OUTLOOK

We expect the U.S. economy will continue to pick up slowly in 2012, but numerous risks lingering from 2011 will challenge the strength of the recovery. These headwinds include the European debt crisis, an uncertain global growth outlook, and a loss of faith in policymakers to fix deep-rooted economic problems. The past year’s events have made clear that the direction of global financial markets largely rests with governments in the U.S. and Europe, making outcomes hard to predict. Until policymakers can decisively resolve Europe’s debt problems, we believe that risk aversion will remain high and stock market performance volatile. Rising uncertainty in 2011 led stocks within each sector to move in almost lockstep with each other, making outperformance more challenging. Fortunately, periods of such extremely high correlations rarely last very long, and we anticipate that the market will eventually revert to one that rewards those who do good fundamental research and pick stocks based on their unique attributes. In the meantime, we continue to chop wood by asking our team of analysts to identify new opportunities, trim or eliminate stocks whose valuations have become stretched, and add to their highest-conviction ideas.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Anna M. Dopkin
President of the fund and chairman of its Investment Advisory Committee

January 13, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Price/earnings ratio (P/E) – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. This ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher this P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/11

Best Contributors		Worst Contributors	
Apple	8¢	Bank of America	-5¢
Google	5	Citigroup	-5
ExxonMobil	3	JPMorgan Chase	-4
Philip Morris International	3	Schlumberger	-4
IBM	2	Hewlett-Packard	-3
McDonald's	2	Goldman Sachs	-3
Procter & Gamble	2	Sprint Nextel	-3
Motorola Mobility*	2	Baker Hughes	-2
Cisco Systems	2	MetLife	-2
Chevron	2	United Technologies	-2
Total	31¢	Total	-33¢

12 Months Ended 12/31/11

Best Contributors		Worst Contributors	
Apple	10¢	Bank of America	-8¢
ExxonMobil	9	Citigroup	-7
IBM	6	Hewlett-Packard	-6
Pfizer	5	Goldman Sachs	-5
Chevron	5	JPMorgan Chase	-5
Philip Morris International	4	Schlumberger	-3
El Paso	3	Freeport-McMoRan Copper & Gold	-3
McDonald's	3	Morgan Stanley	-3
AT&T	3	MetLife	-3
MasterCard	3	Emerson Electric	-2
Total	51¢	Total	-45¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE					
Beginning of period	$ 14.37	$ 12.83	$ 10.05	$ 16.18	$ 15.92
Investment activities					
Net investment income[1]	0.12	0.11	0.13[2]	0.14[2]	0.11[2]
Net realized and unrealized gain (loss)	0.01	1.55	2.76	(6.08)	0.72
Total from investment activities	0.13	1.66	2.89	(5.94)	0.83
Distributions					
Net investment income	(0.10)	(0.12)	(0.11)	(0.14)	(0.12)
Net realized gain	–	–	–	(0.05)	(0.45)
Total distributions	(0.10)	(0.12)	(0.11)	(0.19)	(0.57)
NET ASSET VALUE					
End of period	**$ 14.40**	**$ 14.37**	**$ 12.83**	**$ 10.05**	**$ 16.18**

Ratios/Supplemental Data

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Total return[3]	0.93%	12.96%	28.76%[2]	(36.66)%[2]	5.25%[2]
Ratio of total expenses to average net assets	1.10%	1.10%	1.10%[2]	1.10%[2]	1.10%[2]
Ratio of net investment income to average net assets	0.81%	0.84%	1.15%[2]	1.42%[2]	0.63%[2]
Portfolio turnover rate	36.6%	37.6%	43.2%	64.1%	53.9%
Net assets, end of period (in thousands)	$ 5,218	$ 9,246	$ 6,470	$ 6,546	$ 549

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

R Class

	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE					
Beginning of period	$ 14.43	$ 12.88	$ 10.10	$ 16.17	$ 15.91
Investment activities					
Net investment income[(1)]	0.08[(2)]	0.08	0.09[(2)]	0.10[(2)]	0.06[(2)]
Net realized and unrealized gain (loss)	0.01	1.55	2.79	(6.06)	0.73
Total from investment activities	0.09	1.63	2.88	(5.96)	0.79
Distributions					
Net investment income	(0.08)	(0.08)	(0.10)	(0.06)	(0.08)
Net realized gain	–	–	–	(0.05)	(0.45)
Total distributions	(0.08)	(0.08)	(0.10)	(0.11)	(0.53)
NET ASSET VALUE					
End of period	**$ 14.44**	**$ 14.43**	**$ 12.88**	**$ 10.10**	**$ 16.17**

Ratios/Supplemental Data

Total return[(3)]	**0.64%[(2)]**	**12.67%**	**28.52%[(2)]**	**(36.83)%[(2)]**	**5.00%[(2)]**
Ratio of total expenses to average net assets	1.35%[(2)]	1.35%	1.35%[(2)]	1.35%[(2)]	1.35%[(2)]
Ratio of net investment income to average net assets	0.58%[(2)]	0.61%	0.81%[(2)]	0.72%[(2)]	0.38%[(2)]
Portfolio turnover rate	36.6%	37.6%	43.2%	64.1%	53.9%
Net assets, end of period (in thousands)	$ 1,029	$ 1,168	$ 753	$ 282	$ 493

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 12.0%		
Auto Components 0.3%		
Johnson Controls	19,400	606
TRW (1)	6,400	209
		815
Automobiles 0.4%		
Ford Motor (1)	29,000	312
General Motors (1)	28,800	584
Harley-Davidson	10,200	396
		1,292
Diversified Consumer Services 0.1%		
H&R Block	14,800	242
		242
Hotels, Restaurants & Leisure 3.0%		
Carnival	31,100	1,015
Chipotle Mexican Grill (1)	1,800	608
International Game Technology	44,600	767
Las Vegas Sands (1)	25,600	1,094
Marriott, Class A	12,375	361
McDonald's	20,600	2,067
Starbucks	29,200	1,343
Starwood Hotels & Resorts Worldwide	8,000	384
Wynn Resorts	1,200	133
Yum! Brands	15,300	903
		8,675
Household Durables 0.2%		
Harman International	8,700	331
Lennar, Class A	11,100	218
		549

Internet & Catalog Retail 1.5%		
Amazon.com (1)	12,100	2,094
Groupon (1)	12,200	252
Liberty Interactive, Class A (1)	24,700	401
Netflix (1)	4,600	319
priceline.com (1)	2,500	1,169
		4,235
Leisure Equipment & Products 0.2%		
Hasbro	11,900	379
Mattel	6,000	167
		546
Media 2.6%		
Comcast, Class A	76,100	1,804
DIRECTV (1)	15,100	646
Discovery Communications, Class C (1)	14,200	535
McGraw-Hill	3,400	153
Omnicom	11,800	526
Time Warner	36,700	1,326
Time Warner Cable, Class A	11,625	739
Walt Disney	51,700	1,939
		7,668
Multiline Retail 1.4%		
Dollar General (1)	17,300	712
J.C. Penney	6,700	236
Kohl's	27,200	1,342
Macy's	24,400	785
Target	18,000	922
		3,997
Specialty Retail 1.8%		
AutoZone (1)	2,200	715
Bed Bath & Beyond (1)	15,800	916

CarMax (1)	36,500	1,112
Home Depot	31,940	1,343
Lowe's	7,760	197
Ross Stores	18,600	884
		5,167
Textiles, Apparel & Luxury Goods 0.5%		
Coach	7,100	433
Nike, Class B	10,500	1,012
		1,445
Total Consumer Discretionary		34,631
CONSUMER STAPLES 10.2%		
Beverages 2.9%		
Coca-Cola	47,540	3,326
Coca-Cola Enterprises	27,500	709
Molson Coors Brewing, Class B	13,600	592
PepsiCo	58,050	3,852
		8,479
Food & Staples Retailing 1.5%		
CVS Caremark	27,439	1,119
Kroger	44,600	1,080
Wal-Mart	15,560	930
Walgreen	2,600	86
Whole Foods Market	13,900	967
		4,182
Food Products 1.3%		
Archer-Daniels-Midland	9,300	266
General Mills	34,000	1,374
Kellogg	19,600	991

Kraft Foods, Class A	32,887	1,229
		3,860
Household Products 2.8%		
Colgate-Palmolive	15,285	1,412
Energizer (1)	6,100	473
Kimberly-Clark	5,600	412
Procter & Gamble	86,990	5,803
		8,100
Personal Products 0.2%		
Avon	34,600	605
		605
Tobacco 1.5%		
Altria Group	42,300	1,254
Philip Morris International	38,610	3,030
		4,284
Total Consumer Staples		29,510
ENERGY 12.8%		
Energy Equipment & Services 2.1%		
Baker Hughes	19,836	965
Cameron International (1)	5,100	251
FMC Technologies (1)	17,660	922
Halliburton	14,000	483
Noble	14,500	438
Schlumberger	44,299	3,026
		6,085
Oil, Gas & Consumable Fuels 10.7%		
Apache	3,100	281
Arch Coal	10,700	155
Chevron	56,772	6,041

Cimarex Energy	3,500	217
Concho Resources (1)	3,900	366
ConocoPhillips	21,520	1,568
CONSOL Energy	9,600	352
Devon Energy	17,000	1,054
El Paso Corporation	32,600	866
EOG Resources	6,940	684
EQT	5,100	279
ExxonMobil	128,039	10,853
Hess	11,600	659
Marathon Petroleum	12,900	429
Murphy Oil	14,900	830
Newfield Exploration (1)	13,300	502
Occidental Petroleum	17,360	1,627
Peabody Energy	16,300	540
Range Resources	1,700	105
Southwestern Energy (1)	13,700	438
Spectra Energy	42,500	1,307
Suncor Energy	9,800	282
Valero Energy	14,500	305
Williams Companies	35,500	1,172
		30,912
Total Energy		36,997

FINANCIALS 13.5%

Capital Markets 1.9%

Ameriprise Financial	9,300	462
Franklin Resources	3,900	375
Goldman Sachs	11,100	1,004
Invesco	25,400	510
Legg Mason	18,600	447
Morgan Stanley	60,700	918
Northern Trust	17,600	698

State Street	16,400	661
TD Ameritrade Holding	22,800	357
		5,432
Commercial Banks 2.7%		
Fifth Third Bancorp	40,800	519
Huntington Bancshares	54,200	297
M&T Bank	4,400	336
PNC Financial Services Group	16,000	923
U.S. Bancorp	66,300	1,793
Wells Fargo	138,559	3,819
Zions Bancorporation	11,100	181
		7,868
Consumer Finance 0.7%		
American Express	25,100	1,184
Discover Financial	16,100	386
SLM Corporation	29,900	401
		1,971
Diversified Financial Services 3.0%		
Bank of America	178,961	995
Citigroup	67,290	1,770
CME Group	3,600	877
JPMorgan Chase	113,300	3,767
Moody's	24,100	812
NYSE Euronext	15,500	405
		8,626
Insurance 3.4%		
Aflac	14,600	632
Allstate	37,300	1,022
Aon	23,200	1,086
Berkshire Hathaway, Class B (1)	32,200	2,457
Chubb	18,000	1,246

Loews	11,400	429
Marsh & McLennan	32,200	1,018
MetLife	40,500	1,263
Principal Financial Group	13,900	342
The Travelers Companies	6,900	408
		9,903
Real Estate Investment Trusts (REITs) 1.8%		
American Tower REIT, Class A	16,417	985
General Growth Properties, REIT (1)(2)	21,100	317
Prologis, REIT	16,340	467
Public Storage, REIT	5,800	780
Simon Property Group, REIT	12,020	1,550
Vornado Realty Trust, REIT	9,600	738
Weyerhaeuser, REIT	24,312	454
		5,291
Total Financials		39,091
HEALTH CARE 11.7%		
Biotechnology 1.6%		
Amgen	27,200	1,746
Biogen Idec (1)	5,900	649
Celgene (1)	16,400	1,109
Dendreon (1)	16,800	128
Gilead Sciences (1)	28,760	1,177
		4,809
Health Care Equipment & Supplies 2.0%		
Baxter International	17,600	871
Boston Scientific (1)	50,800	271
C. R. Bard	3,200	274
Covidien	20,550	925
DENTSPLY International	25,500	892

Pfizer	208,292	4,507
		15,262
Total Health Care		33,907

INDUSTRIALS & BUSINESS SERVICES 11.1%

Aerospace & Defense 2.7%		
Boeing	32,800	2,406
Honeywell International	26,200	1,424
Lockheed Martin	4,000	324
Precision Castparts	5,300	873
Raytheon	6,800	329
Textron	25,700	475
United Technologies	28,300	2,068
		7,899
Air Freight & Logistics 1.1%		
C.H. Robinson Worldwide	4,800	335
Expeditors International of Washington	2,500	102
FedEx	11,100	927
UPS, Class B	23,800	1,742
		3,106
Airlines 0.1%		
Southwest Airlines	30,800	264
		264
Commercial Services & Supplies 0.3%		
Cintas	7,700	268
Stericycle (1)	7,500	584
		852
Construction & Engineering 0.1%		
Fluor	6,200	312
		312

Trading Companies & Distributors 0.1%		
Fastenal	7,600	331
		331
Total Industrials & Business Services		32,248
INFORMATION TECHNOLOGY 18.4%		
Communications Equipment 2.0%		
Cisco Systems	152,000	2,748
Juniper Networks (1)	37,000	755
Qualcomm	43,300	2,369
		5,872
Computers & Peripherals 4.7%		
Apple (1)	24,300	9,841
Dell (1)	114,100	1,669
EMC (1)	50,400	1,086
Hewlett-Packard	40,800	1,051
		13,647
Electronic Equipment, Instruments & Components 0.2%		
Corning	29,100	378
		378
Internet Software & Services 1.8%		
Akamai Technologies (1)	4,100	132
eBay (1)	8,300	252
Google, Class A (1)	7,500	4,844
		5,228
IT Services 3.4%		
Accenture, Class A	16,830	896
Automatic Data Processing	14,750	797
Fidelity National Information	6,100	162
IBM	24,800	4,560

MasterCard, Class A	3,700	1,380
Paychex	3,500	105
Visa, Class A	11,900	1,208
Western Union	34,000	621
		9,729
Office Electronics 0.1%		
Xerox	39,800	317
		317
Semiconductor & Semiconductor Equipment 2.4%		
Advanced Micro Devices (1)	93,800	507
Applied Materials	67,300	721
Atmel (1)	105,500	855
Broadcom, Class A	51,000	1,497
Intel	18,500	449
Marvell Technology Group (1)	58,200	806
Micron Technology (1)	225,300	1,417
NVIDIA (1)	18,500	256
Texas Instruments	16,300	474
		6,982
Software 3.8%		
Adobe Systems (1)	38,300	1,083
Autodesk (1)	36,600	1,110
CA	19,200	388
Electronic Arts (1)	8,000	165
Microsoft	231,500	6,010
Oracle	55,300	1,418
Red Hat (1)	21,400	883
		11,057
Total Information Technology		53,210

MATERIALS 3.3%

Chemicals 1.9%		
Air Products & Chemicals	2,300	196
Dow Chemical	16,700	480
DuPont	9,000	412
Lyondellbasell Industries, Class A	12,700	413
Monsanto	19,500	1,366
Potash Corporation of Saskatchewan	12,600	520
PPG Industries	8,500	710
Praxair	9,500	1,016
Sherwin-Williams	5,100	455
		5,568
Construction Materials 0.2%		
Vulcan Materials	17,600	692
		692
Metals & Mining 1.0%		
Cliffs Natural Resources	5,800	362
Freeport-McMoRan Copper & Gold	27,988	1,030
Newmont Mining	11,800	708
Nucor	10,800	427
U.S. Steel	8,200	217
		2,744
Paper & Forest Products 0.2%		
International Paper	19,100	565
		565
Total Materials		9,569

TELECOMMUNICATION SERVICES 2.8%

Diversified Telecommunication Services 2.4%		
AT&T	226,557	6,851

Verizon Communications	1,500	60
		6,911
Wireless Telecommunication Services 0.4%		
Crown Castle International (1)	14,100	632
Sprint Nextel (1)	187,900	440
		1,072
Total Telecommunication Services		7,983
UTILITIES 3.2%		
Electric Utilities 1.9%		
Edison International	20,800	861
Entergy	16,200	1,183
Exelon	45,600	1,978
FirstEnergy	30,306	1,343
PPL	4,100	121
		5,486
Independent Power Producers & Energy Traders 0.6%		
AES (1)	105,200	1,245
Calpine (1)	28,700	469
		1,714
Multi-Utilities 0.7%		
CenterPoint Energy	26,500	532
PG&E	4,700	194
Sempra Energy	15,500	852
Teco Energy	18,000	345
		1,923
Total Utilities		9,123
Total Common Stocks (Cost $224,887)		286,269

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/11	12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 3,347	$ 2,859
Net realized gain	5,918	2,773
Change in net unrealized gain (loss)	(5,985)	24,964
Increase in net assets from operations	3,280	30,596
Distributions to shareholders		
Net investment income		
Investor Class	(3,190)	(2,995)
Advisor Class	(36)	(76)
R Class	(6)	(6)
Decrease in net assets from distributions	(3,232)	(3,077)
Capital share transactions*		
Shares sold		
Investor Class	84,623	53,447
Advisor Class	767	5,326
R Class	464	608
Distributions reinvested		
Investor Class	1,296	1,174
Advisor Class	36	75
R Class	5	6
Shares redeemed		
Investor Class	(59,953)	(52,156)
Advisor Class	(5,082)	(3,744)
R Class	(610)	(329)
Increase in net assets from capital share transactions	21,546	4,407
Net Assets		
Increase during period	21,594	31,926
Beginning of period	267,656	235,730
End of period	**$ 289,250**	**$ 267,656**
Undistributed net investment income	514	399

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund–Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund–R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2011, the fund held equity futures with cumulative unrealized gain of $77,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2011, the fund recognized $27,000 of realized loss on Futures and a $35,000 change in unrealized gain on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2011, there were no securities on loan.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $127,744,000 and $105,171,000, respectively, for the year ended December 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended December 31, 2011 and December 31, 2010, totaled $3,232,000 and $3,077,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2011, the fund utilized $6,514,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, expire as follows: $6,506,000 in fiscal 2016 and $25,950,000 in fiscal 2017; $317,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $1,000 were reimbursed by Price Associates during the year ended December 31, 2011. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $8,000 remain subject to repayment at December 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $154,000 for Price Associates; $130,000 for T. Rowe Price Services, Inc.; and $15,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,227,569 shares of the Investor Class, representing 6% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Capital Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $3,347,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $3,347,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company
1994
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Capital Opportunity Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Trust Company, and
T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jennifer O’Hara Martin (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice
Vice President	President, T. Rowe Price and T. Rowe Price
Group, Inc.

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012